UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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The following are slides used by Micrel, Incorporated for a series of presentations to investors and proxy advisory firms commencing on May 6, 2008:

Confidential

Safe Harbor
Safe Harbor
This presentation includes statements that qualify as forward-looking statements under the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics:  our expectations regarding future financial results, including revenues, leverage in the Company’s business model, gross margins, operating margin, customer demand for both new and existing products, and the nature of industry trends.
Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: softness in demand for our products; customer decisions to cancel, reschedule, or delay orders for our products; economic or financial difficulties experienced by our customers; the effect of business conditions in the computer, telecommunications and industrial markets; the impact of any previous or future acquisitions; changes in demand for networking or high bandwidth communications products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company’s financial statements; the global economic situation; the ability of the
Company’s vendors and subcontractors to supply or manufacture the Company’s products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of Micrel’s common stock and other market conditions; and Micrel’s operating cash flow.
For further discussion of these risks and uncertainties, we refer you to the documents the
Company files with the SEC from time to time, including the Company’s Annual Report on
Form 10-K for the year ended December 31, 2007.

Confidential

Meeting Agenda
Meeting Agenda
Why Are We Here?
Micrel Overview
Our Strategy and Track Record of Performance
Bright Future Business Prospects
Micrel Has the Right Team to Deliver Results
OCM is Unqualified and Opportunistic

Confidential

Why Are We Here?
Why Are We Here?
OCM has a Single, Misguided, Self- serving
objective – force the sale of Micrel
OCM intends to be a serial disruptor of Micrel’s
business
OCM proposes to replace our full Board of
Directors at the special meeting and our annual
meeting in order to force a sale of the Company
We Are Here to Ask for Your Support of Our
Current Board of Directors
We Want Our Shareholders to Send a Message to
OCM – Do Not Be a Serial Disruptor

Confidential 4 · Micrel Overview

Confidential

Micrel Overview
Micrel Overview
Diversified designer and manufacturer of high
performance analog, ethernet, high bandwidth and RF
semiconductor products
Market Capitalization of $700+ million
Current stock price 9x the IPO price, or annualized
return of 17.5%
2007 revenue of $258 million
Year-Over-Year Revenue Growth 24 Out Of 29 Years
Profitable On A GAAP Basis In 28 Of The 29 Years
Growing Cash Flow, No Debt
1 Based on IPO price of $9.00 ($1.13 split adjusted) as of 09-Dec-94
1

SAMSUNG
Sony Ericsson
LG
RIM

Cisco Systems
Huawei Technologies
AOI
APPLIED OPTOELECTRONICS INC.
ZTE中兴

Itron
POWERONE

hp
invent
Inventec
IBM
ASUS
DELTA GROUP
ELECTRONICS

SONY
SAMSUNG
LG
GENIE
Actiontec
MICREL
Innovation Through Technology™

Confidential

Widely Diversified End Markets
Widely Diversified End Markets
Wireless
Telecom
17%
Wireline
Comm
23%
Computer
18%
Industrial
39%
Military &
Consumer
3%
Wireless
Computing
Industrial
Wireline Communications
Consumer
Revenue By End Market Segment 2007

Confidential

Analog
68%
Foundry
6%
Ethernet
12%
HBW
14%
Broad Range of Products
Broad Range of Products
Ethernet -
Ethernet -
200 Products
200 Products
•
Multi-Port Switches
•
World Class Phy’s
•
Media Converters
•
Integrated Gateway SOC’s
High Bandwidth
High Bandwidth
600 Products
600 Products
•
High-end Timing & Logic
•
Data-path Distribution
•
Backplane Management
•
Fiber Optic Module (FOM)
Analog -
Analog -
1,500 Products
1,500 Products
•
Low Noise Regulators (LDO’s)
•
Switchers
•
Switches
(USB, High Side, Cable)
•
Hot Swap Controllers
•
Power Management
Over 2,300 Products Shipped in 2007
–
–

Confidential

Manufacturing Is A Strategic Asset
Manufacturing Is A Strategic Asset
World Class Operation (yields, cycle
times, delivery, satisfaction)
Drives Diversified, High
Performance Product Portfolio
Customers Benefits
Quality
Delivery
Time-to-Market
Technology
Superior Customer Service
World-class wafer costs per layer
Back-End % of Units
External
95%
Internal
5%
Front-End Rev $
External
15%
Internal
85%
10.0%
7.8%
13.5%
7.0%
2003 2007 2003 2007
CapEx as % of Revenue            D&A as % of Revenue
Outsourcing Where It Makes Sense

Confidential 9 · Our Strategy and Track Record

Confidential

Micrel Strategy and Accomplishments
Post Bubble
Micrel Strategy and Accomplishments
Post Bubble
Unrelenting focus on profitable growth, cost
structure optimization and operating leverage
Successfully drove Micrel’s gross and operating
profit margins to levels above analog industry
peers
Grew operating profit, net income, EPS, ROE and
cash flow
Returned cash to shareholders through stock
repurchase program and dividend
Invested in new products and markets for future
growth

MCRL Revenue ($mm)
Analog Industry Revenue ($bn)

Innovation Through Technology™

Confidential

Long-Term Revenue Growth Outpacing
Analog Market
Long-Term Revenue Growth Outpacing
Analog Market
Source: Company Filings, WSTS
$50
$100
$150
$200
$250
$300
$350
CY97 CY98 CY99 CY00 CY01 CY02 CY03 CY04 CY05 CY06 CY07
$15
$20
$25
$30
$35
$40
$45
$50
MCRL Revenue ($mm) Analog Industry Revenue ($bn)
10 Yr Analog Industry CAGR = 6.3%
10 Yr MCRL CAGR = 9.5%

Confidential

Driving Gross Margin Above Analog
Industry
Driving Gross Margin Above Analog
Industry
Our Gross Margin Demonstrates the Value of Our Products and
Efficiency of Our Operations
Source: Company Filings
Note: Analog Industry Players include AATI, AMIS, CRUS, ISIL, LLTC, MPWR, MSCC, NSM, OIIM, ONNN,
POWI, SMTC, SUPX, VLTR . Gross margins are shown on GAAP basis
30%
35%
40%
45%
50%
55%
60%
CY03 CY04 CY05 CY06 CY07
MCRL Gross Margin                      Analog Industry Players Gross Margin Median

Confidential

Demonstrating Operating Leverage
Demonstrating Operating Leverage
Our Operating Margin Exceeds Peer Median
Source: Company Filings
Note:  Analog Industry Players include AATI, AMIS, CRUS, ISIL, LLTC, MPWR, MSCC, NSM, OIIM, ONNN,
POWI, SMTC, SUPX, VLTR. Operating margins are shown on GAAP basis
0%
5%
10%
15%
20%
25%
CY03 CY04 CY05 CY06 CY07
MCRL Operating Margin Analog Industry Players Operating Margin Median

Confidential

EPS Growth Significantly Above Peers
EPS Growth Significantly Above Peers
Focus on EPS Growth…
$0.05
$0.34
$0.29
$0.46
$0.57
2003 2004 2005 2006 2007
…Outperforming Peers (‘03-07 EPS CAGR)
83.7%
20.7%
Micrel Analog Industry Players
Source: Company Filings
Note:  Analog Industry Players include AATI, AMIS, CRUS, ISIL, LLTC, MPWR, MSCC, NSM, OIIM, ONNN,
POWI, SMTC, SUPX, VLTR. EPS are shown on GAAP basis

Confidential

Improving Return on Equity
Improving Return on Equity
Focus on Return on Equity…
1.7%
11.0%
9.3%
15.5%
18.6%
2003 2004 2005 2006 2007
1 Analog Industry Players include AATI, AMIS, CRUS, ISIL, LLTC, MPWR, MSCC, NSM, OIIM, ONNN, POWI, SMTC,
SUPX, VLTR
Source: Company Filings
Note: ROE calculated as net income divided by average shareholder equity.
18.6%
8.0%
Micrel Analog Industry Players
…Now
Meaningfully-Above-Peers-(CY07)
1

Confidential

We Continue to Grow Cash Flow
We Continue to Grow Cash Flow
Robust Business Model Produces Strong Cash Flow
Source: Company Filings
Note:  Analog Industry Players include AATI, AMIS, CRUS, ISIL, LLTC, MPWR, MSCC, NSM, OIIM, ONNN,
POWI, SMTC, SUPX, VLTR
5%
10%
15%
20%
CY03 CY04 CY05 CY06 CY07
MCRL (CFO-CapEx) as % of Revenue                Analog Industry Players (CFO-CapEx) as % of Revenue

Confidential

. . . And Return Excess Cash to
Shareholders
. . . And Return Excess Cash to
Shareholders
$0
$50
$100
$150
$200
$250
$300
$350
$400
2001 2002 2003 2004 2005 2006 2007
Cash & ST Investments Cum. Share Repo Cum. Dividends
Source: Company Filings
1 FCF defined as CFO-CapEx
Returned $280mm, or 127% of FCF , to shareholders since
buyback and dividend initiation in 2001
Repurchased over 25% of the shares
1

Confidential

2008 Q1 Key Financial Highlights
2008 Q1 Key Financial Highlights
Highest quarterly booking level in two years; strong book-to-bill ratio above 1.0
Revenues of $66.1 million increased 5% year-over-year and over
2% sequentially
Revenues 3% above the high end of guidance
Gross margin increased sequentially to 56.5%
Operating margin of 18%
GAAP earnings per diluted share of $0.12; Two cents above
consensus
Quarterly dividend increased to $0.035 per share
Repurchased 2.6 million shares of common stock
Released 23 new best-in-class products

REMEMBERING JIM MICHAELS
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How To Spot Wobbly Earnings
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Forbes
200 BEST SMALL COMPANIES
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ALSO›
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6 Small-Cap Stocks To Buy Now

200 BEST SMALL COMPANIES | RANKINGS

RANK '07	RANK '06	COMPANY (consecutive years on list) business	RETURN ON EQUITY 5-year average %	GROWTH SALES 5-year average %	GROWTH EPS 5-year average %	SALES Latest 12 months ($mil)	NET INCOME Latest 12 months ($mil)	RECENT PRICE ($)	P/E 2007 estimate	MARKET VALUE[1] ($mil)
143	■	**CCA Industries** makes and distributes health and beauty products	7▲	22▼	14	254	5	9.46	NA	66
144	200	**Anaren** (2) develops radio frequency devices for aerospace market	11	5▲	32	46	15	14.10	16	242
145	■	**Tennant** manufactures floor-cleaning solutions	21	9	20	62	33	48.70	26	913
146	■	**California Pizza Kitchen** operates casual-dining restaurants	5	12	32▼	129	20	17.57	22	509
147	123	**Heartland Express** (6) provides nationwide transportation service to major shippers	10▲	8	42▼	633	85	14.28	17	1,403
148	■	**T-3 Energy Services** provides design and repair services to oil & gas industry	10	17▲	11▲	597	21	42.64	18	459
149	■	**Micrel** manufactures analog power, mixed-signal and digital integrated circuits	18	14▼	18▲	586	47	10.80	23	843
150	■	**MGP Ingredients** distills ingredients for food and fuel-grade alcohol	6	9	15	189	18	10.27	10	169

Innovation Through Technology™

Confidential 19 Micrel Back on Top! Micrel Back on Top! Ranked #4 for 5 Year EPS Growth Ranked #63 for 12 Month EPS Growth

Confidential 20 · Bright Future Business Prospects

Confidential

Strategy for 2008 and Beyond
Strategy for 2008 and Beyond
Drive Revenue Growth by:
Entering new markets:
Voice over IP
Automotive
Doubling new Analog power products
Developing less feature rich, lower priced products for price sensitive markets
Strategically reducing price in selected growth markets
Wireless handsets
Computing
Consumer
Goal: Grow revenues 1.5 times faster than industry while
maintaining strong profitability and cash flows
Power over Ethernet
Digital Television

Confidential

Total Products
Growing Pipeline of New Products
Growing Pipeline of New Products
Strong Pipeline of
New Products…
58
71
59
82
~114
2004 2005 2006 2007 2008E
Efficiency and Productivity
Increases
New product introduction
pace significantly exceeds
increase in R&D spending
New products key to future
revenue growth
R&D spending in the middle
of the comparable company
pack (as % of revenue)

CAGR = 17.4%
units in millions

Innovation Through Technology™

Confidential

Digital TV – An Example of A Growth
Driver for Micrel
Digital TV – An Example of A Growth
Driver for Micrel
Micrel Analog DTV Available Market
Digital TV Market Growth
2006 2008
# of Micrel Analog 6 12
Products Per DTV Set
$ Content Per System 3.79 $   6.40 $
73.9
100.6
116.1
126.3
140.1
0
50
100
150
200
2007 2008 2009 2010 2011
Source: Gartner, November 2007

Confidential

Positioned to Grow Revenue Above
Industry Growth Rate
Positioned to Grow Revenue Above
Industry Growth Rate
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2007 2008 2009 2010 2011
Portable Power Non-Portable Power High Bandwidth Ethernet RF
$3,800mm
$4,934mm
$6,054mm
$7,370mm
$8,883mm
Micrel is Addressing High Growth Market Segments
Source: Micrel, Industry research

Confidential

With Significant Operating Model
Leverage Potential
With Significant Operating Model
Leverage Potential
0%
10%
20%
30%
40%
50%
60%
70%
$50 $60 $70 $80 $90 $100 $110
Quarterly Revenue ($mm)
Gross Margin Model
Operating Margin Model
Q1 08 GM
Micrel is Positioned to Continue to Grow Earnings
Q1 08 OM

Confidential

Strong Prospects and Commitment to
Delivering Shareholder Value
Strong Prospects and Commitment to
Delivering Shareholder Value
Diversified end markets with greater
exposure to high growth market segments
Technology innovator with broad IP, and a
strong pipeline of new products and design
wins
Commitment to profitable growth
Unrelenting focus on margins, cost
structure optimization and operating
leverage
Disciplined approach to returning cash to
shareholders

Confidential

. . . Validated by Wall Street Analysts
. . . Validated by Wall Street Analysts
“We believe Micrel turned in an excellent quarter in what remains a challenging environment for the overall semiconductor industry. We remind that very few semiconductor companies have posted q/q growth in the March quarter followed by continuous growth in the June quarter.”
– Tore Svanberg, Thomas Weisel Partners, 24-Apr-2008
“MCRL guided Q2 revs +2-7% ($69m at the mid-pt) vs. our prior est. of flat revs ($62.6m). While some of the strength is attributable to a recovery in the Asian wireline
business (which fell off in 2H08 due to an inventory buildup), the outlook may in fact prove conservative given: 1) strength in opening backlog, 2) a book-bill well above 1.0, 3) a good start to Apr bookings, and 4) a turns target of just 50% needed to hit the high end of guidance.”
Sumit Dhanda, Bank of America, 24-Apr-2008
“We
continue to believe that Micrel is at a new growth inflection point driven by a relentless introduction of new products
(100 run rate), a revamped sales force and a management team that is as focused on the business as ever before. While we recognize that the current proxy contest the company is currently experiencing is both distracting and costly, we believe the company will continue to outgrow its closest peers for the foreseeable future.”
– Tore Svanberg, Thomas Weisel Partners, 24-Apr-2008
“Micrel
turned in an impressive performance in March, esp. given the difficult setup – one which required MCRL to improve both turns levels and GMs (while lowering utilization) to achieve its Q1 guidance in the context of an uncertain macro backdrop.”
– Sumit Dhanda, Bank of America, 24-Apr-2008
“We remind investors that Micrel still has attractive programs in place to enhance shareholder value. We believe Micrel is among the smallest companies in the semiconductor industry to offer a dividend with a current divided yield of 1.31%.”
– Tore Svanberg, Thomas Weisel Partners, 24-Mar-2008
“If we did not have the distraction of a shareholder battle, we could see our price target moving higher over the next 6-9 months. ”
– Doug Freedman, American Technology Research, 4-Apr-2008

Confidential 28 · The Right Team to Deliver Results

FAIRCHILD SEMICONDUCTOR / TELEDYNE TECHNOLOGIES INCORPORATED
	VANTIS / National Semiconductor
	AMD / Lattice Semiconductor Corporation
	National Semiconductor / ASYST / LSI
	BROADCOM / AMD
	Siliconix / ADVANCED POWER SOLUTIONS
	WSI waferscale.com / Monolithic Memories / Lockheed
	MAXIM / Supertex inc.
	QuickLogic / National Semiconductor
	KENDIN COMMUNICATIONS Gigabit and Beyond / PERICOM Semiconductor Corporation / VITESSE
	AMD / SYNERGY SEMICONDUCTOR

MICREL®
Innovation Through Technology℠

Confidential

Strong, Committed and Experienced
Management
Strong, Committed and Experienced
Management

VP, High Bandwidth
Products
Thomas Wong
28 VP, Ethernet Group JC Lin
25
VP, Secretary, &
General Counsel
Vincent Tortolano
31
VP, Analog Business
Unit
Scott Ward
14
VP, Analog Design,
Tech Development
David Schie
38
VP, HR and Corporate
Business Development
Robert Barker
22 VP, Analog Marketing Andy Cowell
24 VP, Worldwide Sales Mark Lunsford
26 VP, WW Operations Guy Gandenberger
28 VP, Finance, & CFO Rick Crowley
46 Chairman & CEO Ray Zinn
Selected Experience # Years Exp. Title Name

Confidential

Current Board Is Experienced, Not
Entrenched and Has Fresh Perspectives
Current Board Is Experienced, Not
Entrenched and Has Fresh Perspectives
ION Systems, President and CEO
GHz Technology, President and CEO
Advanced Power Technology, COO RF Business
Neomagic, Advisory Board Member
Sharp Electronics
Philips Semiconductor
WaferScale Integration, Chairman, President, CEO
Monolithic Memories, President
AMD, SVP of Programmable Products
KPMG, Partner, Semiconductor Practice
San Jose State Univ, Dean of College of Business
McMaster University, Dean of the School of Business
Wharton School, University of Pennsylvania
Electromask TRE
Electronic Arrays
Teledyne
Fairchild Semiconductor
Nortek
Experience
Director, Current
Occupation
Yrs of
Exp.
Director
Since
Ray Zinn, 70
Co-Founder and CEO, Micrel
46 1978
David Conrath, 73 40 2005
Neil Miotto, 61 37 2007
Michael Callahan, 72
Chairman, Teknovus
Director, QuickLogic
47 2005
Frank W. Schneider, 66
Vice President, MKS
Instruments
40 2007
Combined Experience of Over 200 Years

Confidential

We Have a History of Strong
Governance
We Have a History of Strong
Governance
Directors elected annually
Stock option grants not overly dilutive (repurchases outstrip issuance)
Executive compensation at or below the median
4 out of 5 Directors are independent
No independent Director has served longer than 3 years
Average tenure of independent Directors is 2 years
Independent committees
Board members attendance record is strong and consistent
Bylaws allow shareholders to call a special meeting
Bylaws allow up to 7 board members
High CGQ score: 84.7% vs. S&P 600, 91.3% vs. comparable
companies
1 Comparable companies are derived from ISS Semiconductors/Semiconductor Equipment group
1

Confidential 32 · OCM Is Unqualified and Opportunistic

Confidential

Why You Should Reject OCM’s
Proposals
Why You Should Reject OCM’s
Proposals
A newly formed, unknown and unproven hedge
fund
OCM has never controlled or operated a company
Led by an inexperienced, 30 year old, with only
hedge fund and investment banking experience
Proposed Board slate has only one objective –
force a sale of the Company
Purchased stock recently with low basis of ~$8 -
they are being opportunistic at your expense
We are in one of the worst market environments in
history to run a sale process for any company

✗	✗	✓
	✗		✗
	✗	✗	✗
	✗	✗	✗
	✗		✓
	✗	✗	✗

Innovation Through Technology℠

Confidential

OCM = No Experience, No Plan, No
Management, Single Objective
OCM = No Experience, No Plan, No
Management, Single Objective
Semiconductor
Operations
Experience
?
?
Significant Public
Board Experience
Andrew Rechtschaffen, 30
Founder and Managing Member,
Obrem
Keith Kolerus, 62
Director, Agilysys
Ben Goren, 39
Principal, GCG Capital
Eric Gomberg, 36
Senior Investment Analyst, Obrem
Keith Gollust, 62
Founding Partner, Gollust, Tierney,
and Oliver
Bill Bradford, 44
Co-founder and General Partner,
Saguaro Ventures
Significant CEO or
Leadership Experience

OCM Arguments are Flawed and Self-
serving
OCM Arguments are Flawed and Self-
serving
OCM Assertions Micrel Perspectives
Our gross margin growth has outpaced our
peers.
OCM’s assumptions regarding outsourcing
benefits demonstrate their lack of industry and
operations experience.
Micrel has insufficient manufacturing scale
and is therefore unable to grow gross
margins above peers
We have emphasized profitability and earnings
growth (EPS CAGR above peers).
Our cash flow yield is above our peers.
We have returned approximately $280m to
shareholders via buybacks and dividend
initiated in 2007.
We have been investing smartly to drive our
revenue growth going forward.
Micrel failed to deliver shareholder value
and has underperformed
We agree. Recent share price performance is
not consistent with fundamentals and outlook.
Our competitive strengths position us well for
future growth and relative outperformance.
Micrel shares are undervalued given
Micrel’s multiple competitive strengths

Confidential

This is Not the Right Time to Sell the
Company
This is Not the Right Time to Sell the
Company
OCM is attempting to force a sale of your Company
at an absolutely worse time …
Micrel stock near 5-year low at time of OCM stock
purchases
Industry is trading near its lows
SOXX is at levels last seen in August 2005
P/E multiples at levels last seen in 2004
Credit and financing markets in distress
Micrel believes its revenue will grow greater than
industry average in 2008
Upside from significant investment in new products not reflected in stock price

Confidential

In Summary . . .
In Summary . . .
OCM arguments are flawed and self-serving
Their proposed Board slate is inexperienced and not
suitable to run Micrel
OCM is being opportunistic at the expense of long-
term shareholders
OCM proxy fight is a significant distraction. Don’t let it
be a serial distraction.
Our Board and management have and will continue to
evaluate alternatives to maximize value for all
shareholders
Micrel is a world-class business poised for significant
future growth

Confidential 38 · www.votemicrel.com JOIN RAY ZINN, WARREN MULLER AND OTHER SHAREHOLDERS IN SUPPORTING OUR BOARD